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Exhibit 99.2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
Dated: December 16, 2002	By:	/s/ MELINDA G. KILE Melinda G. Kile Vice President and CAO

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SIGNATURE